Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Glenn M. Parker, M.D., Chief Executive Officer of NationsHealth, Inc. (the “Company”), and Timothy Fairbanks, Chief Financial Officer of the Company, hereby certify, to their knowledge, pursuant to Section 1350 of Chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a)
the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2006 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	By:	/s/ Glenn M. Parker, M.D.
Glenn M. Parker, M.D.
Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2006	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer (Principal Financial Officer)